UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

6420 Abrams, Ville Saint Laurent, Quebec, H4S 1Y2 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the "Company" or "IntelGenx") held its Annual Meeting of  Shareholders on  May 12, 2020 (the "Annual Meeting"), in a virtual-only format, for those who were shareholders of  the Company at the close of business on March 16, 2020 (the "Record Date"), pursuant to notice and proxy materials duly communicated to them.  As of the Record Date, there were 110,259,653 shares outstanding of the Company's common stock at $0.00001 par value (the "IntelGenx Common Stock").  At the 2020 Annual Meeting, shareholders as of the Record Date holding 79,900,054 shares (72.465%) of the IntelGenx Common Stock were present in person or per proxy. Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2020 Annual Meeting, the following matters were submitted to votes of the Company's shareholders:

(i) the election of six directors,

(ii) the ratification of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2020,

(iii) the advisory vote on executive compensation, and

(iv) the advisory vote on the frequency of executive compensation.

The following votes were received at the 2020 Annual Meeting from the shareholders for the election of six directors to serve until the 2021 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	22,274,834	10,718,852	46,906,368
J. Bernard Boudreau	23,979,973	9,013,713	46,906,368
Bernd J. Melchers	23,686,002	9,307,684	46,906,368
John Marinucci	23,675,502	9,318,184	46,906,368
Clemens Mayr	23,643,727	9,349,959	46,906,368
Mark Nawacki	23,733,584	9,260,102	46,906,368

(ii) the following votes were received at the 2020 Annual Meeting from the shareholders to ratify the appointment of  Richter LLP as the Company's registered independent auditors for the fiscal year ending December 31, 2020, and such appointment was approved:

For	Against	Abstain	Broker Non-Votes
66,218,805	12,852,170	829,079	0

(iii) the following votes were received at the 2020 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of  the named executive officers, as disclosed in the Proxy Statement ("say on pay"), and such compensation was approved:

For	Against	Abstain	Broker Non-Votes
22,302,670	10,231,022	459,994	46,906,368

(iv) the following votes were received at the 2020 Annual Meeting from the shareholders for the proposal  to select (on an advisory basis) whether the Company should request an advisory vote from its shareholders respecting executive compensation every one, two or three years ("say on frequency"):

Every Year	2 Year	3 Year	Abstain	Broker Non-Votes
22,956,413	1,180,133	7,479,104	1,378,036	46,906,368

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company's proxy statement, dated March 26, 2020, with respect to the 2020 Annual Meeting.

              INTELGENX TECHNOLOGIES CORP.

Dated: May 13, 2020 By: /s/ Ingrid Zerbe ----------------- Ingrid Zerbe Corporate Secretary